Rule 497(e)
                                               File Nos. 033-00500 and 811-04418


                         CALIFORNIA INVESTMENT TRUST II

                        Supplement dated October 1, 2004

                        Prospectus dated January 1, 2004

The following paragraph replaces the first paragraph under the heading title Value Stocks, which is in the grey box under the section pertaining to the Equity Income Fund on page 28.

The Fund invests primarily in value stocks and stocks that, in the opinion of the Manager, have attractive yield and/or capital appreciation opportunities. "Value stock" is a term used to describe a stock the Manager deems to be undervalued in relation to its peers. Common characteristics of a value stock may include a high dividend yield and low price-to-book ratio. Over long periods of time, value stocks have demonstrated lower volatility as compared to the overall market.

The following paragraph is added after the first paragraph on page 50.

Christopher P. Browne, CFA, has joined the portfolio management team for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, Short-Term U.S. Government Securities Bond Fund, California Tax-Free Money Market Fund and The United States Treasury Trust. He joined the firm in October 2004. Prior to joining the firm, Mr. Browne worked in a variety of investment evaluation roles in asset management companies such as: Autodesk Ventures, Dresdner Kleinwort Benson, Harris Bretall Sullivan & Smith, and Pacific Income Advisers. Mr. Browne graduated from the University of California, Santa Barbara in 1990 and earned his MBA, with honors, from Thunderbird, the American Graduate School of International Management in 1998. He is a Chartered Financial Analyst (CFA) and a member of the San Francisco Society of Financial Analysts, as well as Beta Gamma Sigma.

The following paragraph replaces the second bullet point under the section titled "Fee Imposed on Certain Redemptions of Shares" on page 53.

Shares held in an account of a qualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.

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                                                                     Rule 497(e)
                                               File Nos. 033-00500 and 811-04418


                         CALIFORNIA INVESTMENT TRUST II

                        Supplement dated October 1, 2004

               Prospectus for Class K Shares dated January 1, 2004

The following paragraph replaces the first paragraph under the heading title Value Stocks, which is in the grey box under the section pertaining to the Equity Income Fund on page 16.

The Fund invests primarily in value stocks and stocks that, in the opinion of the Manager, have attractive yield and/or capital appreciation opportunities. "Value stock" is a term used to describe a stock the Manager deems to be undervalued in relation to its peers. Common characteristics of a value stock may include a high dividend yield and low price-to-book ratio. Over long periods of time, value stocks have demonstrated lower volatility as compared to the overall market.

The following paragraph is added after the first paragraph on page 41.

Christopher P. Browne, CFA, has joined the portfolio management team for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, Short-Term U.S. Government Securities Bond Fund, California Tax-Free Money Market Fund and The United States Treasury Trust. He joined the firm in October 2004. Prior to joining the firm, Mr. Browne worked in a variety of investment evaluation roles in asset management companies such as: Autodesk Ventures, Dresdner Kleinwort Benson, Harris Bretall Sullivan & Smith, and Pacific Income Advisers. Mr. Browne graduated from the University of California, Santa Barbara in 1990 and earned his MBA, with honors, from Thunderbird, the American Graduate School of International Management in 1998. He is a Chartered Financial Analyst (CFA) and a member of the San Francisco Society of Financial Analysts, as well as Beta Gamma Sigma.

The following paragraph replaces the second bullet point under the section titled "Fee Imposed on Certain Redemptions of Shares" on page 43.

Shares held in an account of a qualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.